SECURITIES  AND  EXCHANGE  COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  October 31, 2003

(Date of earliest event reported)

SICOR INC.
(Exact name of registrant as specified in its charter)

Delaware	0-18549	33-0176647
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 Hughes, Irvine, California 92618
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 455-4700

ITEM 5.                             OTHER EVENTS AND REGULATION FD DISCLOSURE.

SICOR Inc., a Delaware corporation (“SICOR”), Teva Pharmaceutical Industries Ltd., an Israeli corporation (“Teva”) and Silicon Acquisition Sub, Inc., a Delaware corporation and wholly owned subsidiary of Teva entered into an Agreement and Plan of Merger dated October 31, 2003 (the “Merger Agreement”).  The Merger Agreement is filed as Exhibit 2.1 and is incorporated herein by reference.  In connection with the Merger Agreement, Teva and certain stockholders of SICOR entered into a Stockholders Agreement dated October 31, 2003.  The Stockholders Agreement is filed as Exhibit 10.1 and is incorporated herein by reference.

SICOR and Teva have issued a joint press release announcing the Merger Agreement, which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7                                FINANCIAL STATEMENTS AND EXHIBITS.

(C)                           Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 31, 2003, by and among SICOR Inc., Teva Pharmaceutical Industries Ltd., and Silicon Acquisition Sub, Inc.

10.1	Stockholders Agreement between Teva and certain SICOR stockholders

99.1	Press Release issued by SICOR and Teva dated October 31, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 31, 2003

SICOR Inc.

By:	/s/ Wesley N. Fach

Wesley N. Fach
Senior Vice President,
General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 31, 2003, by and among SICOR Inc., Teva Pharmaceutical Industries Ltd., and Silicon Acquisition Sub, Inc.

10.1	Stockholders Agreement between Teva and certain SICOR stockholders

99.1	Press Release issued by SICOR and Teva dated October 31, 2003